PROPERTY AND EQUIPMENT, NET (Tables)	12 Months Ended
Dec. 31, 2020
Property, Plant and Equipment [Abstract]
SCHEDULE OF PROPERTY, PLANT AND EQUIPMENT NET

Property, plant and equipment, net consisted of the following:

	December 31,
	2020	2019
	USD in thousands
Cost:
Machinery and laboratory equipment	285	87
Leasehold improvements, office furniture and equipment	36	25
Computers and computer software	87	20
	408	132
Less: accumulated deprecation	(139)	(73)
Total property and equipment, net	269	59